UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2025

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-8-6286005
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0009 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $103.5 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

As previously reported, on November 14, 2024, Silexion Therapeutics Corp (the “Company”) issued a press release announcing its financial results for the fiscal quarter and nine months ended September 30, 2024. On that same day, the Company filed its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2024, which contained the Company’s unaudited financial statements as of, and for the three and nine month periods ended on, September 30, 2024 (the “Q3 2024 Financials”).

Also as previously reported, on November 27, 2024, the Company’s Board of Directors, acting pursuant to the approval provided by the Company’s shareholders at an extraordinary general meeting of the Company held on November 12, 2024 and, following adjournment, November 19, 2024, effected a 1-for-9 reverse share split of all of the Company’s issued and outstanding, and authorized but unissued, ordinary shares (the “Reverse Share Split”).

Following the Reverse Share Split, the Company has retroactively adjusted the share, per share and related option and warrant information included in the Q3 2024 Financials and in the Company’s audited financial statements for the year ended December 31, 2023 (which reflect the results of Silexion Therapeutics Ltd., the Company’s wholly-owned subsidiary and the Company’s predecessor company from an accounting perspective) (the “2023 Financials”) to reflect the reduced number of ordinary shares and the increased share price which resulted from the Reverse Share Split.

The updated Q3 2024 Financials and 2023 Financials, reflecting the Reverse Split, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Updated unaudited financial statements of Silexion Therapeutics Corp as of, and for the three and nine month periods ended on, September 30, 2024
99.2	Updated audited financial statements of Silexion Therapeutics Corp as of, and for the year ended on, December 31, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: January 14, 2025	By: /s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer